                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 16, 2001
                                                          --------------

                                   BLYTH, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware              1-13026             36-2984916
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             (State or other     (Commission        (IRS Employer
             jurisdiction of      File Number)     Identification No.)
             incorporation)


             One East Weaver Street, Greenwich, Connecticut 06831
             ----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events

      See Exhibit 99.1 attached hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

          99.1 Press Release

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLYTH, INC.



Date: April 16, 2001                By: /s/ Bruce D. Kreiger
                                       ---------------------
                                    Name: Bruce D. Kreiger
                                    Title: Vice President & General Counsel